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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                  FORM 8-K

                 PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  September 21, 1998

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                            PMC COMMERCIAL TRUST
           (Exact name of Registrant as specified in its Charter)

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
              TEXAS                             0-22148                       75-6446078
   (State or other jurisdiction         (Commission file number)      (I.R.S. Employer Identification
 of incorporation or organization)                                              Number)
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                               17290 Preston Road
                                   3rd Floor
                              Dallas, Texas 75252
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (972) 349-3200




                                 Not Applicable
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         Effective September 21, 1998, PMC Commercial Trust and Supertel Hospitality, Inc. amended the Agreement and Plan of Merger dated June 3, 1998 to extend certain items therein by 30 days. A copy of the amendment, incorporated herein by this reference, is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1 Amendment dated September 21, 1998 to the Agreement and Plan of Merger, dated as of June 3, 1998, by and between PMC Commercial Trust and Supertel Hospitality, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 25, 1998                  PMC COMMERCIAL TRUST


                                  By:       /s/ Lance B. Rosemore
                                          -------------------------------------
                                          Lance B. Rosemore
                                          President and Chief Executive Officer





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                              PMC COMMERCIAL TRUST
                               INDEX TO EXHIBITS


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EXHIBIT                                                                                                              PAGE
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
      99.1       Amendment dated September 21, 1998 to the Agreement and Plan of Merger, dated as of June 3, 1998, by and between PMC
                 Commercial Trust and Supertel Hospitality, Inc.
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